EXHIBIT 23.0 - CONSENT OF RADICS & CO., LLC

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference into the previously filed Registration Statements on Form S-8 (Nos. 333-85153 and 333-85157) of Pulaski Bancorp, Inc. (the "Company") of our report dated February 11, 2000, included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.



                                                           /s/ Radics & Co., LLC
                                                           ---------------------
                                                               Radics & Co., LLC



March 27, 2000
Pine Brook, New Jersey